Exhibit 10.33

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

Execution Copy

Confidential

SECOND AMENDMENT
TO THE
COLLABORATIVE RESEARCH, DEVELOPMENT,
 COMMERCIALIZATION AND LICENSE AGREEMENT

THIS SECOND AMENDMENT TO THE COLLABORATIVE RESEARCH, DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT (the “Second Amendment”) is made by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 4767 Nexus Centre Drive, San Diego, CA 92121, and FIRMENICH SA, a Swiss Company, having its principal place of business at 1, route des Jeunes, 1211 Geneva 8, Switzerland (“Firmenich”).

WHEREAS, Senomyx and Firmenich entered into that certain Collaborative Research, Development, Commercialization and License Agreement dated as of July 28, 2009, and that certain First Amendment thereto, dated as of October 30, 2009 (collectively, the “Agreement”); and

WHEREAS, Firmenich has selected S6973 as a Selected Compound for the Intended Purpose of enhancing sucrose (capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given such terms in the Agreement);

WHEREAS, the parties wish to amend the Agreement to grant additional rights to Firmenich for S6973 in the manner set forth in this Second Amendment;

WHEREAS, the parties also wish to amend the Agreement to expand the definition of Field I in the Agreement to include Gum and Sugar and Chocolate Confectionery in the manner set forth in this Second Amendment; and

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

AGREEMENT

1.                                        Appendix A to the Agreement is hereby amended by either adding or amending, as provided below, the following definitions:

“Field I” means any and all forms of foods and beverages for human consumption, excluding non-alcoholic beverages and Therapeutics.

“Field II” means non-alcoholic dry powdered beverages for human consumption, excluding Therapeutics.

“Field III” means, with respect to S6973 only, (i) and (ii) below.

(i)             the following non-alcoholic, non-dry powdered beverages for human consumption, to the extent that S6973 has been actually authorized for use in such categories by FEMA:

•                  “Tea Beverages” means […***…].

•                  “Coffee Beverages” means […***…].

•                  “Milk Beverages” means […***…].

(ii)          over-the-counter pharmaceutical product(s), excluding Therapeutics.

Notwithstanding the foregoing, Field III specifically excludes Field II and Therapeutics.

“Fields” with respect to all Compounds other than S6973 means Field I and Field II.  With respect to S6973, Fields means Field I, Field II and Field III.

2.                                        The words “in the Fields” within the definition of “Regulatory Approval” are hereby replaced with “in the applicable Fields”.

3.                                        The first sentence of the second paragraph of the Background section of the Agreement is hereby amended such that the “Collaborative Program” means a research and development program during the Collaborative Period to discover and/or develop Compounds that are Synthetic Compounds for use in Field I and Field II.  The Collaborative Program does not apply to Field III.  The parties further mutually agree that Sections 3.1, 3.2.2, 4, 7.2.3, 7.4.1, 8.1.3, 8.6 and 8.7 do not and shall not apply to Field III.

4.                                        In addition to the role of the Steering Committee set forth in Section 2 of the Agreement the parties mutually agree that the Steering Committee will also communicate and make decisions as contemplated by the second sentence of Section 3.2.3.5 (set forth below) only regarding the development and commercialization of Products containing S6973 in Field III.

5.                                        Within […***…] days of the Second Amendment Effective Date, Firmenich will update the Product Development Plan under Section 3.2.1 to include Products containing S6973 in Field III.

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6.                                        The parties mutually agree that Section 3.2.2 will apply only to Products in Field I and Field II.  A new Section 3.2.3 and Section 3.2.4 are hereby added to the Agreement as follows:

“3.2.3                Product Commercialization for Field III.

3.2.3.1          Within […***…], Firmenich shall submit a Strategic Marketing Plan to the Steering Committee for Products in Field III containing S6973, which will be incorporated into the minutes of the Steering Committee; however, […***…].  Firmenich will update such Strategic Marketing Plan on a […***…] basis and such updates shall be provided to the Steering Committee and incorporated into the minutes of the Steering Committee.  The Strategic Marketing Plan […***…] and neither Firmenich nor any of its Affiliates […***…].  In addition, Firmenich will use reasonable commercial efforts to develop Product prototypes/formulations for Products in Field III and present such samples to […***…] for the […***…] product categories in Field III as identified in the Strategic Marketing Plan for Field III within […***…] from the Second Amendment Effective Date.  Firmenich will provide the Steering Committee with […***…] updates on such efforts.

3.2.3.2          Firmenich shall use reasonable commercial efforts to commence commercial sale of Products within Field III containing S6973 for use in Tea Beverages, Coffee Beverages and Milk Beverages (as those terms are defined above within the definition of Field III) (i) within […***…]; and (ii) within […***…].  To the extent Firmenich does not commence commercial sale of […***…] within Field III containing such Selected Compound that is intended for use in Tea Beverages, Coffee Beverages or Milk Beverages within […***…], then Senomyx may, at its sole discretion and upon […***…] advance written notice to Firmenich, terminate the rights granted to Firmenich in Section 8.1.5 for Field III or reduce the license granted to a non-exclusive license for the Territory or Field III as a whole or applicable portions, and the definitions of Territory and/or Field III shall be deemed modified accordingly in respect of S6973 in Field III […***…].

3.2.3.3          Within […***…] from each Regulatory Approval Date for S6973 in Field III […***…], Firmenich shall use reasonable commercial efforts to commence commercial sale of […***…] within Field III containing S6973 that will be incorporated into Tea Beverages, Coffee Beverages or Milk Beverages of a Firmenich customer that are sold […***…]

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[…***…].  To the extent Firmenich does not commence commercial sale of […***…] within Field III containing S6973 that is intended for use in Tea Beverages, Coffee Beverages or Milk Beverages within […***…], then Senomyx may, at its sole option and upon […***…] advance written notice to Firmenich, terminate the rights granted to Firmenich in Section 8.1.5 for Field III or reduce the license granted to a non-exclusive license for the Territory or Field III as a whole or applicable portions, and the definitions of Territory and/or Field III shall be deemed modified accordingly in respect of S6973 in Field III […***…].

3.2.3.4          For the avoidance of doubt, Firmenich will be responsible for the cost of manufacturing, packaging, promotion, advertising, sales and distribution of Products in Field III.

3.2.3.5          In accordance with the efforts and resources Firmenich would use for a compound owned by it or to which it has rights, which is of similar market potential at a similar stage in development as S6973, Firmenich will fill the market demand for S6973 in Field III following commencement of marketing at any time during which it has Exclusive rights for S6973 in Field III under this Agreement. Accordingly, Firmenich shall not […***…] in all or any portion of Field III that would commence or remain in effect following […***…], even if only on a temporary basis.  In addition, Firmenich agrees to […***…].

3.2.3.6          If Firmenich elects to abandon, discontinue, or forgo development and commercialization of beverage Products in Field III in any country, Firmenich’s licenses in Field III in such country under Section 8 will terminate and Firmenich will have no right to practice or use the Senomyx Technology in such country in Field III, and all rights, title and interest in and to the Senomyx Technology in Field III in such country will revert to and become the sole property of Senomyx.”

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“3.2.4     Strategic Marketing Plan Updates.

As part of each […***…] update to the Strategic Marketing Plans contemplated by Sections 3.2.2 and 3.2.3, the parties acknowledge and agree that Firmenich shall present data and information adequate to demonstrate Firmenich’s compliance with its commitments under Section 3.2.3.5 and in sufficient detail to support of the Steering Committee’s […***…] consideration of the […***…] as contemplated by the Agreement.

7.                                        Each reference to “the Fields” in the first paragraph of Section 4 of the Agreement is hereby replaced with “Field I and Field II”.  For the avoidance of doubt, subject only to the Exclusive license grant to S6973 in Field III as set forth in Section 8.1.5, Firmenich acknowledges and agrees that this Agreement does not restrict or limit in any way Senomyx’s right to provide research and development services and/or grant rights to Senomyx Technology to its Affiliates or any Third Party for use in Field III either during or following the Collaborative Period.

8.                                      In consideration for the license grants to S6973 in Field III under this Second Amendment, Firmenich shall pay to Senomyx a license fee of […***…] within […***…].  Such license fee shall be non-refundable and non-creditable.

9.                                      The following language is hereby added to the end of Section 7.3.1 of the Agreement:

“With respect to […***…], in addition to the milestones set forth above, Firmenich will also pay the following non-creditable, non-refundable milestone payments within […***…] of the occurrence of the following milestone events under this Agreement:

Milestone Event	Payment
Achievement of […***…]	[…***…]
Achievement of […***…]	[…***…]
Achievement of […***…]	[…***…]
Achievement of […***…]	[…***…]

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Achievement of […***…]	[…***…]

10.                               A new Section 7.4.1.3 is hereby added to the Agreement as follows:

“In addition to the minimum annual royalties set forth under Section 7.4.1.1 and 7.4.1.2, during the Royalty Term for S6973, Firmenich will also pay the following minimum annual royalties for S6973 in Field III:

Royalty Year for S6973	Minimum Annual Royalty Payment Due (for the applicable Royalty Year)
[…***…] Royalty Year […***…]	[…***…]
[…***…] Royalty Year	[…***…]
[…***…] Royalty Year	[…***…]
[…***…] Royalty Year thereafter, except as provided in the […***…] Clause set forth below	[…***…]

[…***…] Clause.  If, in addition to S6973, Senomyx receives […***…], then the minimum annual royalty for Field III shall be […***…].

For example:

•                  If […***…] then the minimum annual royalty under Section 7.4.3 for Net Sales of Products in Field III […***…] and the […***…] calendar year for which minimum annual royalties would be due […***…].

•                  If […***…] then the minimum annual royalty under Section 7.4.3 for Net Sales of Products in Field III […***…] and the […***…] calendar year for which minimum annual royalties would be due […***…].”

11.                               Section 7.5 of the Agreement is hereby changed to Section 7.5.1.  The provisions of Section 7.5.1 shall apply only with respect to Net Sales of Products in Field I and Field II.  A new Section 7.5.2 is hereby added to the Agreement as follows and will apply only with respect to Net Sales of Products in Field III:

“Notwithstanding anything to the contrary contained in this Agreement, the Royalty Rate for Net Sales of Products in Field III shall be […***…].  Accordingly, during the Royalty Term, with respect to Net Sales of Products in Field III, Firmenich will pay to

***Confidential Treatment Requested

Senomyx a royalty equal to […***…].  The amount due each calendar quarter for Net Sales of Products in Field III will be equal to […***…].  In order to accurately calculate royalties pursuant to Section 7.5, and to confirm the accuracy of payments and obligations under Sections 7.3.1 and 7.4.1.3, Firmenich agrees to implement procedures and practices in order to track sales of Product intended for use in Field III separate from sales of Products intended for use in Field I and Field II which shall be reported to Senomyx under Section 7.5.  Such procedures and practices will be presented to and reviewed by the Steering Committee […***…] and will be subject to audit and inspection in accordance with the provisions of Section 7.10.”

12.                               Section 8.1.2 is hereby amended and restated in its entirety as follows:

“8.1.2 Field II.   Subject to the terms and conditions of this Agreement, with respect to Compounds other than S6973, Senomyx hereby grants to Firmenich a Co-Exclusive, nontransferable (except as permitted under Sections 8.2.1 and 17.12), license under the Senomyx Technology, to (i) use Compound(s) for evaluation during the Collaborative Period in Field II in the Territory for the intended purpose of enhancing the sweet taste of a Target Sweetener; and (ii) to make, have made, use, sell, offer for sale, have sold, import and export Products incorporating a Selected Compound for use in Field II  in the Territory for the applicable Intended Purpose.

Subject to the terms and conditions of this Agreement, Senomyx hereby grants to Firmenich an Exclusive, nontransferable (except as permitted under Sections 8.2.1 and 17.12), license under the Senomyx Technology, to make, have made, use, sell, offer for sale, have sold, import and export Products incorporating S6973 for use in Field II in the Territory for the applicable Intended Purpose.”

13.                               A new Section 8.1.5 is hereby added to the Agreement as follows:

“Field III.   Subject to the terms and conditions of this Agreement, Senomyx hereby grants to Firmenich an Exclusive, nontransferable (except as permitted under Sections 8.2.1 and 17.12), license under the Senomyx Technology, to make, have made, use, sell, offer for sale, have sold, import and export Products incorporating S6973 for use in Field III in the Territory for the applicable Intended Purpose of enhancing the sweet taste of sucrose.”

14.                               In the event that […***…] Senomyx receives written notice […***…], then Senomyx shall promptly notify Firmenich of any such written notice.  At any time within […***…] following Firmenich’s receipt of such notice from Senomyx Firmenich may elect to […***…] by delivery to Senomyx of its election (a “Conversion Election”). Upon Senomyx’s receipt of a Conversion Election during such […***…] period, Firmenich’s […***…]. Upon Senomyx’s receipt of such Conversion Election by Firmenich, Senomyx may thereafter in its sole discretion and upon […***…] prior notice to Firmenich elect to […***…]. In such instance, for purposes of this Agreement the definition of […***…]. For avoidance of doubt, the parties acknowledge and agree that a Conversion Election […***…].  Notwithstanding any conflicting provisions in this Agreement to the contrary, upon Senomyx’s receipt of a Conversion Election Senomyx may at any time thereafter […***…].

15.                               Each reference to “outside the Fields” or “outside of the Fields” in Section 8.2.2 of the Agreement is hereby replaced with “outside the relevant Field”.

16.                               The reference to “outside of the Fields” in the second paragraph of Section 8.3.1 of the Agreement is hereby replaced with “outside of Field I and Field II with respect to Selected Compounds other than S6973 and outside of Field I, Field II or Field III with respect to S6973”.  Each reference to “outside of the Fields or with respect to Field II” in the third and fourth paragraphs of Section 8.3.1 of the Agreement is hereby replaced with “outside of Field I  or with respect to Field II for Selected Compounds other than S6973 and outside of Field I, Field II or Field III with respect to S6973”.

17.                               Each reference to “outside of the Fields” in the first and second paragraphs of Section 8.3.2 is hereby replaced with “outside of Field I or Field II with respect to Selected Compounds other than S6973 and outside of Field I, Field II or Field III with respect to S6973.”  Each reference to “outside of the Fields or with respect to Field II” in the third paragraph of Section 8.3.2 of the Agreement is hereby replaced with “outside of Field I

***Confidential Treatment Requested

or with respect to Field II for Selected Compounds other than S6973 and outside of Field I, Field II or Field III with respect to S6973”.

18.                               Notwithstanding anything to the contrary contained in Section 8.4 of the Agreement, the parties hereby mutually agree that with respect to Products intended for use in Tea Beverages, Coffee Beverages or Milk Beverages […***…] within Field III any non-exclusive license retained by Firmenich under the last sentence of Section 8.4 shall automatically terminate […***…].

19.                               Each reference to the phrase “for use in the Fields” in Section 8.7 of the Agreement is hereby replaced with “for use in Field I or Field II”.

20.                               The second sentence of Section 9.5.4 is hereby amended and restated in its entirety as follows:

“In the event that prior to […***…] Firmenich […***…], then Firmenich hereby grants to Senomyx a non exclusive, royalty-free, sublicenseable, nontransferable (except as permitted under Section 17.12) worldwide license under Patent Rights and under Firmenich Know-How that […***…]: (i) with respect to Compounds other than S6973 to make, have made, use, sell, offer for sale, have sold, import and export […***…]; and (ii) with respect to S6973 to make, have made, use, sell, offer for sale, have sold, import and export […***…]; (iii) with respect to Compounds other than S6973 to make, have made, use, sell, offer for sale, have sold, import and export […***…], and (iv) to make, have made, use, sell, offer for sale, have sold, import and export […***…].”

21.                               The second sentence of Section 9.6.3 is hereby amended and restated in its entirety as follows:

“In the event that […***…] such information […***…], then […***…] hereby grants to […***…] a non exclusive, royalty-free, sublicenseable, nontransferable (except as permitted under Section 17.12) worldwide license under Patent Rights and under Firmenich Know-How that […***…] to such methods of […***…] (i) with respect to Compounds other than S6973 to make, have made, use, sell, offer for sale, have sold, import and export […***…]; and (ii) with respect to S6973 to make, have made, use, sell, offer for sale, have sold, import and export […***…]; (iii) with respect to Compounds other than S6973 to make, have made, use, sell, offer for sale, have sold, import and export products in Field II with […***…] party (and such party’s Affiliates), and (iv) to make, have made, use, sell, offer for sale, have sold, import and export […***…].”

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22.                               The second sentence of Section 11.2 is hereby amended and restated in its entirety as follows:

“In such event, (i) with respect to […***…] under this Agreement in the country in which the infringement action is initiated, Firmenich shall have the right to join in such infringement suit or similar action at its own expense; (ii) for […***…] under this Agreement in the country in which the infringement action is initiated, Firmenich shall have the right to join in such infringement suit or similar action at its own expense.”

23.                               A new Section 15.5 is hereby added to the Agreement as follows:

“In the event that this Agreement is terminated by Firmenich pursuant to Section 14.4 prior to […***…], Firmenich will pay a non-refundable and non-creditable amount equal to […***…].”

24.                               The parties acknowledge and agree that Senomyx may disclose the material financial and business terms of this Amendment as contemplated by Section 10.5 of the Agreement. The parties further acknowledge and agree that Senomyx may issue a press release to announce the execution of this Amendment and its material terms, including the nature of the modifications to the Agreement and the amount, timing and other terms of the payments contemplated by this Amendment. Senomyx shall submit such press release to Firmenich prior to its publication to allow Firmenich to provide Senomyx comments, if any. Senomyx will use its commercially reasonable efforts to accommodate Firmenich’s comments but Senomyx ultimately has the discretion whether to accept such comments. Notwithstanding the foregoing, the content of the press release shall not negatively portray Firmenich’s commitment to the Collaborative Program.

25.                               Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

26.                               This Second Amendment will be governed by the laws of the […***…], as such laws are applied to contracts entered into and to be performed entirely within such State.

27.                               This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the date of the last signature set forth below (“Second Amendment Effective Date”).

FIRMENICH SA		FIRMENICH SA

By:	/S/ ALDO UVA	By:	/S/ JOANNE FISCHLIN

Title:	President, Flavor Division	Title:	Vice President, Senior Legal Counsel

Date:	October 19, 2010	Date:	October 19, 2010

SENOMYX, INC.

By:	/S/ KENT SNYDER
Kent Snyder

Title:	CEO and Chairman

Date:	October 22, 2010